EXHIBIT 1.1

DRAFT

St. Jude Medical, Inc.

$600 MILLION AGGREGATE PRINCIPAL AMOUNT

[___]% CONVERTIBLE SENIOR DEBENTURES

DUE 2035

UNDERWRITING AGREEMENT

dated December [  ], 2005

Banc of America Securities LLC

Underwriting Agreement

December [  ], 2005

BANC OF AMERICA SECURITIES LLC
9 West 57th Street
New York, NY 10019
    As Representative of the several Underwriters

Ladies and Gentlemen:

        Introductory.   St. Jude Medical, Inc., a Minnesota corporation (the “Company”), proposes to issue and sell to the several underwriters named in Schedule A (the “Underwriters”) $600 million in aggregate principal amount of its [ ]% Convertible Senior Debentures due 2035 (the “Firm Debentures”). In addition, the Company has granted to the Underwriters an option to purchase up to an additional $60 million in aggregate principal amount of its [ ]% Convertible Senior Debentures due 2035 (the “Optional Debentures”), as provided in Section 2. The Firm Debentures and, if and to the extent such option is exercised, the Optional Debentures are collectively called the “Debentures”. Banc of America Securities LLC (“BAS”) has agreed to act as Representative of the several Underwriters (in such capacity, the “Representative”) in connection with the offering and sale of the Debentures.

        To the extent there are no additional Underwriters listed on Schedule A other than you, the terms “Representative” and “Underwriters” as used herein shall mean you, as Underwriter. The term “Underwriters” shall mean either the singular or plural as the context requires.

        The Debentures will be convertible on the terms, and subject to the conditions, set forth in the Indenture (as defined below) into cash and shares of common stock, par value $0.10 per share, of the Company (the “Common Stock”), if any. As used herein, “Conversion Shares” means the Common Stock to be received by the holders of the Debentures upon conversion of the Debentures pursuant to the terms of the Debentures and certain preferred stock purchase rights attached to such Common Stock.

        The Company hereby confirms its agreements with the Underwriters as follows:

        SECTION 1.   Representations and Warranties of the Company.

        The Company hereby represents, warrants and covenants to each Underwriter as follows:

        (a)   The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-[___]), which contains a form of prospectus to be used in connection with the public offering and sale of the Debentures. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it became effective by the Commission under the Securities Act of 1933 and the rules and regulations promulgated thereunder (collectively, the “Securities Act”), including any required information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430A, Rule 430B or, if applicable, Rule 430C under the Securities Act or the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), is called the “Registration Statement”. Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act is called the “Rule 462(b) Registration Statement”, and from and after the date and time of filing of the Rule 462(b) Registration Statement the term “Registration Statement” shall include the Rule 462(b) Registration Statement. Any preliminary prospectus included in the Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act is hereinafter called a “preliminary prospectus.” The term “Prospectus” shall mean the final prospectus relating to the Debentures that is first filed pursuant to Rule 424(b) after the effective date of the Registration Statement (the “Effective Date”) or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Debentures included in the Registration Statement at the Effective Date. The term “Statutory Prospectus” shall mean any preliminary prospectus, as amended or supplemented, relating to the Debentures that is included in the Registration Statement immediately prior to the Initial Sale Time (as defined herein), including any document incorporated by reference therein. Any reference herein to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the Effective Date of the Registration Statement or as of the date of such preliminary prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such preliminary prospectus or Prospectus, as the case may be, under the Exchange Act, and incorporated by reference in such preliminary prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Date of the Registration Statement that is incorporated by reference in the Registration Statement. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a preliminary prospectus, the Prospectus, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

        (b)   Compliance with Registration Requirements.   The Registration Statement is an “automatic shelf registration statement” as defined under Rule 405 of the Securities Act that has been filed with the Commission not earlier than three years prior to the date hereof; and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by the Company. No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering have been instituted or are pending or, to the best knowledge of the Company, are threatened by the Commission.

        Each preliminary prospectus and the Prospectus when filed complied in all material respects with the Securities Act and, if filed by electronic transmission pursuant to EDGAR (except for format and other variations as may be permitted or required by Regulation S-T under the Securities Act), was identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Debentures. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective and at the date hereof, complied and will comply in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Prospectus, as amended or supplemented, as of its date, at the date hereof, at the time of any filing pursuant to Rule 424(b), at the Closing Date (as defined herein) and at any Subsequent Closing Date (as defined herein), did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the two immediately preceding sentences do not apply to (i) that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification (“Form T-1”) of the Trustee under the Trust Indenture Act or (ii) statements in or omissions from the Registration Statement or any post-effective amendment thereto, or the Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information furnished to the Company in writing by the Representative expressly for use therein, it being understood and agreed that the only such information furnished by the Representative consists of the information described as such in Section 8 hereof. There is no contract or other document required to be described in the Prospectus or to be filed as an exhibit to the Registration Statement which has not been described or filed as required.

        (c)   Incorporated Documents.   The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

        (d)   Disclosure Package.   The term “Disclosure Package” shall mean (i) the Statutory Prospectus, if any, (ii) the issuer free writing prospectuses as defined in Rule 433 of the Securities Act, if any, identified in Schedule B hereto (together with any other issuer free writing prospectus used in connection with the offering, an “Issuer Free Writing Prospectus”), and (iii) any other free writing prospectus that the parties hereto shall hereafter expressly agree to treat as part of the Disclosure Package. As of ___:00 [a/p]m (Eastern time) on the date of this Agreement (the “Initial Sale Time”), the Disclosure Package did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Company by any Underwriter through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 8 hereof. No statement of material fact included in the Prospectus has been omitted from the Disclosure Package available at the Initial Sale Time and no statement of material fact included in the Disclosure Package available at the Initial Sale Time that is required to be included in the Prospectus has been omitted therefrom.

        (e)   Company Not Ineligible Issuer.   The Company is not an ineligible issuer and is a well-known seasoned issuer, in each case as defined under the Securities Act, in each case at the times specified in the Securities Act in connection with the offering of the Debentures.

        (f)   Issuer Free Writing Prospectuses.   Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Debentures or until any earlier date of which the Company notified or notifies the Representative as described in Section 3(d) did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, including any document incorporated by reference therein that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by any Underwriter through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 8 hereof.

        (g)   Accuracy of Statements in Prospectus.   The statements in each of the Statutory Prospectus and the Prospectus under the headings “Description of Capital Stock” and “Material U.S. Federal Income Tax Considerations”, in the Forms 10-Q for the quarterly periods ended March 31, June 30 and September 30, 2005 under the caption “Item 1: Legal Proceedings,” and in the Form 10-K for the year ended December 31, 2004 under the caption “Item 3: Legal Proceedings,” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, fairly present and summarize, in all material respects, the matters referred to therein.

        (h)   Distribution of Offering Material By the Company.   The Company has not distributed and will not distribute, prior to the later of the last Subsequent Closing Date (as defined below) and the completion of the Underwriters’ distribution of the Debentures, any offering material in connection with the offering and sale of the Debentures other than a preliminary prospectus, the Prospectus, any Issuer Free Writing Prospectus reviewed and consented to by the Representative or the Registration Statement.

        (i)   The Underwriting Agreement.   This Agreement has been duly authorized, executed and delivered by the Company.

        (j)   Authorization of the Indenture.   The Indenture has been duly authorized by the Company and, upon the effectiveness of the Registration Statement, was qualified under the Trust Indenture Act; on the Closing Date, the Indenture will have been duly executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the Trustee, will constitute a legally valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles; and the Indenture conforms in all material respects to the description thereof contained in the Prospectus.

        (k)   Authorization of the Debentures.   The Debentures have been duly authorized by the Company; when the Debentures are executed, authenticated and issued in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement on the Closing Date or any Subsequent Closing Date, as the case may be (assuming due authentication of the Debentures by the Trustee), such Debentures will constitute legally valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles; and the Debentures will conform in all material respects to the description thereof contained in the Prospectus.

        (l)   Authorization of the Conversion Shares.   The shares of Common Stock initially issuable upon conversion of the Debentures have been duly authorized and reserved and, when issued upon conversion of the Debentures in accordance with the terms of the Debentures, will be validly issued, fully paid and nonassessable, and the issuance of such shares will not be subject to any preemptive or similar rights.

        (m)   No Applicable Registration or Other Similar Rights.   There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as have been duly waived.

        (n)   No Material Adverse Change.   Except as otherwise disclosed in the Disclosure Package, subsequent to the respective dates as of which information is given in the Disclosure Package: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business, properties, operations or, to the knowledge of the Company, in the business prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change is called a “Material Adverse Change”); (ii) neither the Company nor any of its subsidiaries have entered into any transactions or agreements, other than in the ordinary course of business or as are disclosed in the Registration Statement, which are material with respect to the Company and its subsidiaries considered as one entity; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

        (o)   Independent Accountants.   Ernst & Young LLP, who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) and supporting schedules filed with the Commission as a part of the Registration Statement and included or incorporated by reference in the Disclosure Package and the Prospectus, are independent registered public accountants with respect to the Company and Advanced Neuromodulation Systems, Inc. (“ANS”) as required by the Securities Act and the Exchange Act.

        (p)   Preparation of the Financial Statements.   The financial statements of the Company filed with the Commission as a part of or incorporated by reference in the Registration Statement and included or incorporated by reference in the Disclosure Package and the Prospectus present fairly the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified. The supporting schedules of the Company included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein. Such financial statements and supporting schedules comply as to form with the applicable accounting requirements of the Securities Act and have been prepared in conformity with generally accepted accounting principles as applied in the United States applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements or supporting schedules of the Company are required to be included or incorporated by reference in the Registration Statement. To the knowledge of the Company, the financial statements of ANS filed with the Commission as a part of or incorporated by reference in the Registration Statement and included or incorporated by reference in the Disclosure Package and the Prospectus present fairly the consolidated financial position of ANS and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified. To the knowledge of the Company, the supporting schedules of ANS included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein. To the knowledge of the Company, such financial statements and supporting schedules of ANS comply as to form with the applicable accounting requirements of the Securities Act and have been prepared in conformity with generally accepted accounting principles as applied in the United States applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements or supporting schedules of ANS are required to be included or incorporated by reference in the Registration Statement. The financial data set forth in each of the Statutory Prospectus and the Prospectus under the caption “Capitalization” fairly present the information set forth therein on a basis consistent with that of the audited financial statements contained in the Registration Statement. The pro forma combined financial statements of the Company and its subsidiaries and the related notes thereto incorporated by reference in each of the Statutory Prospectus, the Prospectus and the Registration Statement present fairly the information contained therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly presented on the basis described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

        (q)   Fixed Charges Coverage Ratio.   The Company’s ratios of earnings to fixed charges set forth in each of the Statutory Prospectus and the Prospectus under the caption “Ratio of

Earnings to Fixed Charges” and in Exhibit 12.1 to the Registration Statement have been calculated in compliance with Item 503(d) of Regulation S-K under the Securities Act.

        (r)   Incorporation and Good Standing of the Company and its Subsidiaries.   The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in documents furnished to you by the Company and ANS and its subsidiaries. The subsidiaries listed in Schedule C hereto are the only significant subsidiaries (as defined in Rule 1-02(w) of Regulation S-X, as promulgated by the Commission) of the Company (the “Significant Subsidiaries”). Each of the Company and its Significant Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing (as applicable) under the laws of the jurisdiction of its incorporation and has corporate power and authority to own or lease, as the case may be, and operate its properties and to conduct its business as described in the Disclosure Package and, in the case of the Company, to enter into and perform its obligations under this Agreement. Each of the Company and each subsidiary is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a material adverse effect on the financial condition or earnings, business or operations of the Company and its subsidiaries, considered as one entity (a “Material Adverse Effect”). All of the issued and outstanding shares of capital stock of each subsidiary have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim.

        (s)   Capitalization and Other Capital Stock Matters.   The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus (other than for subsequent issuances, if any, pursuant to employee benefit plans or in connection with the acquisition of ANS as described in the Disclosure Package and the Prospectus or upon exercise of outstanding options or warrants described in the Disclosure Package and the Prospectus). The Common Stock (including the Conversion Shares) conforms in all material respects to the description thereof contained in each of the Disclosure Package and the Prospectus. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. None of the outstanding shares of Common Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its Significant Subsidiaries other than those described in the Disclosure Package and stock options assumed or issued in connection with the acquisition of ANS. The description of the Company’s (for the avoidance of doubt, not including ANS’s) stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth or incorporated by reference in each of the Disclosure Package and the Prospectus constitutes, in all material respects, a fair summary of the information required to be shown with respect to such plans, arrangements, options and rights.

        (t)   Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required.   Neither the Company nor any of its subsidiaries is (i) in violation or in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under its charter or by-laws, (ii) in Default under any indenture, mortgage, loan or credit agreement, deed of trust, note, contract, franchise, lease or other agreement, obligation, condition, covenant or instrument to which the Company or such subsidiary is a party or by which it may be bound (including, without limitation, the Company’s 1.02% Yen-denominated notes due 2010 or the related indenture, the Company’s Multi-Year $400 million Credit Agreement, dated as of September 28, 2004, with a consortium of lenders and the Company’s Multi-Year $350 million Credit Agreement, dated as of September 11, 2003, with a consortium of lenders), or to which any of the property or assets of the Company or any of its subsidiaries is subject (each, an “Existing Instrument”), or (iii) in violation of any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable, except with respect to clauses (ii) and (iii) only, for such Defaults as would not, individually or in the aggregate, have a Material Adverse Effect.

        The Company’s execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby, by the Disclosure Package and by the Prospectus (i) have been duly authorized by all necessary corporate action and will not result in any Default under the charter or by-laws of the Company or any subsidiary, (ii) will not conflict with or constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument and (iii) will not result in any violation of any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties, except, with respect to clauses (ii) and (iii) of this paragraph only, such conflicts, breaches, Defaults, liens, charges, encumbrances, consents or violations that would not result in a Material Adverse Effect.

        No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency is required for the Company’s execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby, by the Disclosure Package, and by the Prospectus, except such as have been obtained or made by the Company and are in full force and effect under the Securities Act, the Trust Indenture Act, applicable state securities laws or blue sky laws.

        (u)   No Material Actions or Proceedings.   Except as otherwise disclosed in the Disclosure Package, there are no legal or governmental actions, suits or proceedings pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries, which if determined adversely to the Company or such subsidiary, would reasonably be expected to have a Material Adverse Effect or adversely affect the consummation of the transactions contemplated by this Agreement.

        (v)   Labor Matters.   No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is threatened or imminent, except as would not have a Material Adverse Effect.

        (w)   Intellectual Property Rights.   Except as set forth in the Disclosure Package and as would not have a Material Adverse Effect, the Company and its subsidiaries own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of the Company’s business as now conducted or as described in each of the Disclosure Package and the Prospectus. Except as set forth in the Disclosure Package and as would not, individually or in the aggregate, have a Material Adverse Effect (a) no party has been granted an exclusive license to use any portion of such Intellectual Property owned by the Company; (b) there is no infringement by third parties of any such Intellectual Property owned by or exclusively licensed to the Company; (c) there is no pending or threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any Intellectual Property; (d) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property; and (e) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others that the Company’s business as now conducted infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others.

        (x)   All Necessary Permits, etc.   The Company and each subsidiary possess such valid and current licenses, certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, except where the failure to possess such licenses, certificates, authorizations or permits would not have a Material Adverse Effect, and neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such license, certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could have a Material Adverse Effect.

        (y)   Title to Properties.   The Company and each of its subsidiaries has good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in Section 1(p) above (or elsewhere in the Prospectus), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except such as are described in the Disclosure Package or such as do not and would not, individually or in the aggregate, have a Material Adverse Effect. The real property, improvements, equipment and personal property held under lease by the Company or any subsidiary are held under valid and enforceable leases, except such as are described in the Disclosure Package or such as do not and would not, individually or in the aggregate, have a Material Adverse Effect.

        (z)   Tax Law Compliance.   The Company and its consolidated subsidiaries have filed all federal, state, local and foreign income and franchise tax returns required to be filed by them in a timely manner and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them, except for any taxes, assessments, fines or penalties as may be being contested in good faith and by appropriate proceedings, except as would not have a Material Adverse Effect. The Company has made appropriate provisions in the applicable financial statements referred to in Section 1(p) above in respect of all federal, state, local and foreign income and franchise taxes for all current or prior periods as to which the tax liability of the Company or any of its consolidated subsidiaries has not been finally determined.

        (aa)   Company Not an “Investment Company”.   The Company is not, and after receipt of payment for the Debentures and the application of the proceeds thereof as contemplated under the caption “Use of Proceeds” in each of the Statutory Prospectus and the Prospectus will not be, required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

        (bb)   Insurance.   Except as otherwise disclosed in the Disclosure Package, each of the Company and its Significant Subsidiaries are insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are deemed by the Company to be adequate for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company and its Significant Subsidiaries against theft, damage, destruction, acts of vandalism and earthquakes. All such policies are in full force and effect. The Company and its Significant Subsidiaries are in compliance with the terms of such policies and instruments in all material respects. Other than in the ordinary course of business or as set forth in the Disclosure Package, and except as would not have a Material Adverse Effect, (i) there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause, and (ii) neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for. The Company has no reason to believe that it or any subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted.

        (cc)   No Restrictions on Dividends.   No subsidiary or joint venture of the Company (other than any joint venture listed in documents furnished to you by the Company) is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Disclosure Package.

        (dd)   No Price Stabilization or Manipulation.   The Company has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Debentures or the Conversion Shares to facilitate the sale or resale of the Debentures; provided, however, that this paragraph shall not apply to any stabilization activities conducted by the Underwriters, who shall remain solely responsible for such activities.

        (ee)   Related Party Transactions.   There are no business relationships or related-party transactions involving the Company or any subsidiary or any other person required by the

Securities Act or the Exchange Act to be described in the Statutory Prospectus or the Prospectus that have not been described as required.

        (ff)   Internal Controls and Procedures.   The Company maintains (i) effective internal control over financial reporting as defined in Rule 13a-15 under the Securities Exchange Act of 1934, as amended, and (ii) a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

        (gg)   No Material Weakness in Internal Controls.   Except as disclosed in the Disclosure Package, since the end of the Company’s most recent audited fiscal year, there has been (i) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

        (hh)   No Unlawful Contributions or Other Payments.   Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such Persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company, its subsidiaries and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

        “FCPA” means Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

        (ii)   No Conflict with Money Laundering Laws.   The operations of the Company and its subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

        (jj)   No Conflict with OFAC Laws.   Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

        (kk)   Compliance with Environmental Laws.   Except as otherwise disclosed in the Disclosure Package (i) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign law, regulation, order, permit or other requirement relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products (collectively, “Materials of Environmental Concern”), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern (collectively, “Environmental Laws”), which violation includes, but is not limited to, noncompliance with any permits or other governmental authorizations required for the operation of the business of the Company or its subsidiaries under applicable Environmental Laws, or noncompliance with the terms and conditions thereof, nor has the Company or any of its subsidiaries received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Company or any of its subsidiaries is in violation of any Environmental Law, except as would not, individually or in the aggregate, have a Material Adverse Effect; (ii) there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Company has received written notice, and no written notice by any person or entity alleging potential liability for investigatory costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys’ fees or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Material of Environmental Concern at any location owned, leased or operated by the Company or any of its subsidiaries, now or in the past (collectively, “Environmental Claims”), pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries or any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law, except as would not, individually or in the aggregate, have a Material Adverse Effect; (iii) to the best of the Company’s knowledge, there are no past, present or anticipated future actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that reasonably could result in a violation of any Environmental Law, require expenditures to be incurred pursuant to Environmental Law, or form the basis of a potential Environmental Claim against the Company or any of its subsidiaries or against any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law, except as would not, individually or in the aggregate, have a Material Adverse Effect; and (iv) neither the

Company nor any of its subsidiaries is subject to any pending or threatened proceeding under Environmental Law to which a governmental authority is a party and which is reasonably likely to result in monetary sanctions of $100,000 or more.

        (ll)   ERISA Compliance.   None of the following events has occurred or exists: (i) a failure to fulfill the obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the regulations and published interpretations thereunder with respect to a Plan, determined without regard to any waiver of such obligations or extension of any amortization period; (ii) an audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other federal or state governmental agency or any foreign regulatory agency with respect to the employment or compensation of employees by any member of the Company that could have a Material Adverse Effect on the Company; (iii) any breach of any contractual obligation, or any violation of law or applicable qualification standards, with respect to the employment or compensation of employees by any member of the Company that could have a Material Adverse Effect. None of the following events has occurred or is reasonably likely to occur: (i) a material increase in the aggregate amount of contributions required to be made to all Plans in the current fiscal year of the Company compared to the amount of such contributions made in the Company’s most recently completed fiscal year; (ii) a material increase in the Company’s “accumulated post-retirement benefit obligations” (within the meaning of Statement of Financial Accounting Standards 106) compared to the amount of such obligations in the Company’s most recently completed fiscal year; (iii) any event or condition giving rise to a liability under Title IV of ERISA that could have a Material Adverse Effect; or (iv) the filing of a claim by one or more employees or former employees of the Company related to their employment that could have a Material Adverse Effect. For purposes of this paragraph, the term “Plan” means a plan (within the meaning of Section 3(3) of ERISA) subject to Title IV of ERISA with respect to which any member of the Company may have any liability.

        (mm)   Brokers.   There is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder’s fee or other fee or commission as a result of any transactions contemplated by this Agreement.

        (nn)   No Outstanding Loans or Other Indebtedness.   There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees or indebtedness by the Company to or for the benefit of any of the officers or directors of the Company, except as disclosed in the Prospectus.

        (oo)   Sarbanes-Oxley Compliance.   The Company and, to the knowledge of the Company, its directors and officers are, and have been, in material compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the Sarbanes-Oxley Act”).

        (pp)   Statistical and Market Related Data.   Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in each of the Disclosure Package and the Prospectus is not based on or derived from sources which the Company believes are reliable and accurate in all material respects, it being understood, however, that the Company has not conducted any independent investigation of the accuracy thereof.

        Any certificate signed by an officer of the Company and delivered to the Representative or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters set forth therein.

        SECTION 2.   Purchase, Sale and Delivery of the Debentures.

        (a)   The Firm Debentures.   The Company agrees to issue and sell to the several Underwriters the Firm Debentures upon the terms herein set forth. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase from the Company the respective number of Firm Debentures set forth opposite their names on Schedule A at a purchase price of ___% of the aggregate principal amount thereof.

        (b)   The Closing Date.   Delivery of the Firm Debentures to be purchased by the Underwriters and payment therefor shall be made at the offices of Davis Polk & Wardwell, 450 Lexington Avenue, New York, NY, 10017(or such other place as may be agreed to by the Company and the Representative) at 9:00 a.m. New York time, on December [ ], 2005, or such other time and date as may be agreed by the Company and the Representative (the time and date of such closing are called the “Closing Date”).

        (c)   The Optional Debentures; the Subsequent Closing Date.   In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to $60 million aggregate principal amount of Optional Debentures from the Company at the same price as the purchase price to be paid by the Underwriters for the Firm Debentures. The option granted hereunder may be exercised at any time and from time to time upon notice by the Representative to the Company, which notice may be given at any time within 13 days from the Closing Date. Such notice shall set forth (i) the amount (which shall be an integral multiple of $1,000 in aggregate principal amount) of Optional Debentures as to which the Underwriters are exercising the option, (ii) the names and denominations in which the Optional Debentures are to be registered and (iii) the time, date and place at which such Debentures will be delivered (which time and date may be simultaneous with, but not earlier than, the Closing Date; and in such case the term “Closing Date” shall refer to the time and date of delivery of certificates for the Firm Debentures and the Optional Debentures). Each time and date of delivery, if subsequent to the Closing Date, is called a “Subsequent Closing Date” and shall be determined by the Representative and shall not be earlier than three nor later than five full business days after delivery of such notice of exercise. If any Optional Debentures are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Optional Debentures (subject to such adjustments to eliminate fractional Debentures as the Representative may determine) that bears the same proportion to the total principal amount of Optional Debentures to be purchased as the principal amount of Firm Debentures set forth on Schedule A opposite the name of such Underwriter bears to the total principal amount of Firm Debentures.

        (d)   Public Offering of the Debentures.   The Representative hereby advises the Company that the Underwriters intend to offer for sale to the public, as described in the Prospectus, their respective portions of the Debentures as soon after the Registration Statement becomes effective and this Agreement has been executed as the Representative, in its sole judgment, have determined is advisable and practicable.

        (e)   Payment for the Debentures.   Payment for the Debentures shall be made at the Closing Date (and, if applicable, at any Subsequent Closing Date) by wire transfer of immediately available funds to the order of the Company.

        It is understood that the Representative has been authorized, for its own account and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price for, the Firm Debentures and any Optional Debentures the Underwriters have agreed to purchase. BAS, individually and not as the Representative of the Underwriters, may (but shall not be obligated to) make payment for any Debentures to be purchased by any Underwriter whose funds shall not have been received by the Representative by the Closing Date or any Subsequent Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

        (f)   Delivery of the Debentures.   The Company shall deliver, or cause to be delivered, to the Representative for the accounts of the several Underwriters the Firm Debentures at the Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The Company shall also deliver, or cause to be delivered, to the Representative for the accounts of the several Underwriters, the Optional Debentures the Underwriters have agreed to purchase at the Closing Date or any Subsequent Closing Date, as the case may be, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. Delivery of the Debentures shall be made through the facilities of The Depository Trust Company unless the Representative shall otherwise instruct. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

        (g)   Delivery of Prospectus to the Underwriters.   Not later than 10:00 a.m., New York City time, on the second business day following the date the Debentures are first released by the Underwriters for sale to the public, the Company shall deliver or cause to be delivered, copies of the Prospectus in such quantities and at such places as the Representative shall request.

        SECTION 3.   Covenants of the Company.

        The Company covenants and agrees with each Underwriter as follows:

        (a)   Representative’s Review of Proposed Amendments and Supplements.   During such period beginning on the Initial Sale Time and ending on the later of the Closing Date or such date, as in the opinion of counsel for the Underwriters, the Prospectus is no longer required by law to be delivered in connection with sales by an Underwriter or dealer, or would be required to be delivered but for Rule 172 (the “Prospectus Delivery Period”), prior to amending or supplementing the Registration Statement, the Disclosure Package or the Prospectus (including any amendment or supplement through incorporation by reference of any report filed under the Exchange Act), the Company shall furnish to the Representative for review a copy of each such proposed amendment or supplement, and the Company shall not file or use any such proposed amendment or supplement to which the Representative reasonably objects.

        (b)   Securities Act Compliance.   After the date of this Agreement, the Company shall promptly advise the Representative in writing (i) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (ii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any preliminary prospectus or the Prospectus, (iii) of the time and date that any post-effective amendment to the Registration Statement becomes effective, (iv) of the receipt by the Company of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act and (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Common Stock from any securities exchange upon which it is listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. The Company shall use reasonable efforts to prevent the issuance of any such stop order or suspension of such use. If the Commission shall enter any such stop order at any time, the Company will use its best efforts to promptly obtain the lifting of such order. Additionally, the Company agrees that it shall comply with the provisions of Rules 424, 430A, 430B and 430C, as applicable, under the Securities Act and will take such steps as it deems necessary to ascertain promptly that any filings made by the Company under such Rule 424 were received in a timely manner by the Commission. The Company will also pay the registration fees for this offering within the time period required by Rule 456(b)(1) under the Securities Act prior to the Closing Date.

        (c)   Exchange Act Compliance.   During the Prospectus Delivery Period, the Company will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act in the manner and within the time periods required by the Exchange Act.

        (d)   Amendments and Supplements to the Prospectus and Other Securities Act Matters.   If, during the Prospectus Delivery Period, any event or development shall occur or condition exist as a result of which the Disclosure Package or the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Disclosure Package or the Prospectus, or to file under the Exchange Act any document incorporated by reference in the Disclosure Package or the Prospectus, in order to make the statements therein, in the light of the circumstances when the Disclosure Package or the Prospectus is delivered to a purchaser, not misleading, or if in the opinion of the Representative or counsel for the Underwriters it is otherwise necessary to amend or supplement the Disclosure Package or the Prospectus, or to file under the Exchange Act any document incorporated by reference in the Disclosure Package or the Prospectus, in order to comply with law, the Company agrees to (i) notify the Representative of any such event or condition and (ii) promptly prepare (subject to Section 3(a) and 3(e) hereof), file with the Commission and furnish at its own expense to the Underwriters and to dealers, amendments or supplements to the Disclosure Package or the Prospectus, necessary in order to make the statements in the Disclosure Package or the Prospectus as so amended or supplemented, in the light of the circumstances when the Disclosure Package or the Prospectus is delivered to a purchaser, not misleading or so that the Disclosure Package or the Prospectus, as amended or supplemented, will comply with law.

        (e)   Permitted Free Writing Prospectuses.   The Company agrees that, unless it obtains the prior written consent of the Representative, it will not make any offer relating to the Debentures that would constitute a “free writing prospectus” (as defined in Rule 405 of the Securities Act) required to be filed by the Company with the Commission or retained by the Company under Rule 433 of the Securities Act; provided that the prior written consent of the Representative hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectuses included in Schedule B hereto. Any such free writing prospectus consented to by the Representative is hereinafter referred to as a “Permitted Free Writing Prospectus”. The Company agrees that (i) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, and (ii) has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 of the Securities Act applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

        (f)   Copies of the Prospectus.   The Company agrees to furnish the Representative, without charge, during the Prospectus Delivery Period, as many copies of each preliminary prospectus, the Disclosure Package, the Prospectus and any amendments and supplements thereto (including any documents incorporated or deemed incorporated by reference therein) as the Representative may reasonably request.

        (g)   Copies of the Registration Statement.   The Company will furnish to the Representative and counsel for the Underwriters signed copies of the Registration Statement (including exhibits thereto).

        (h)   Blue Sky Compliance.   The Company shall cooperate with the Representative and counsel for the Underwriters to qualify or register the Debentures for sale under (or obtain exemptions from the application of) the state securities or blue sky laws of those jurisdictions designated by the Representative, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Debentures. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation, other than those arising out of the offering or sale of the Debentures in any jurisdiction where it is not now so subject. The Company will advise the Representative promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Debentures for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to promptly obtain the withdrawal thereof.

        (i)   Use of Proceeds.   The Company shall apply the net proceeds from the sale of the Debentures sold by it in the manner described under the caption “Use of Proceeds” in each of the Disclosure Package and the Prospectus.

        (k)   Available Conversion Shares.   The Company will reserve and keep available at all times, free of pre-emptive rights, the full number of Conversion Shares.

        (k)   Conversion Price.   Between the date hereof and the Closing Date, the Company will not do or authorize any act or thing that would result in an adjustment of the conversion price of the Debentures.

        (l)   Earnings Statement.   As soon as practicable, the Company will make generally available to its security holders and to the Representative an earnings statement (which need not be audited) covering the twelve-month period ending [December 31, 2006] that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

        (m)   NYSE Reporting Obligations.   During the Prospectus Delivery Period, the Company shall file, on a timely basis, with the New York Stock Exchange all reports and documents required to be filed under the Exchange Act.

        (n)   Listing.   Prior to any issuance of Conversion Shares, the Company will list, subject to notice of issuance, the Conversion Shares on the New York Stock Exchange.

        (o)   Agreement Not to Offer or Sell Additional Securities.   During the period commencing on the date hereof and ending on the 90th day following the date of the Prospectus, the Company will not, without the prior written consent of BAS (which consent may be withheld at the sole discretion of BAS), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” or liquidate or decrease a “call equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of, transfer or hedge (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition of), or announce the offering of, or file any registration statement under the Securities Act (except for a registration statement on Form S-8) in respect of, any shares of Common Stock, options or warrants to acquire shares of the Common Stock or securities exchangeable or exercisable for or convertible into shares of Common Stock (other than as contemplated by this Agreement with respect to the Debentures); provided, however, that the Company may issue shares of its Common Stock or options to purchase its Common Stock, or Common Stock upon exercise of options, pursuant to any stock option, stock bonus, stock purchase or other stock plan or arrangement described in the Disclosure Package or the Prospectus, or in connection with the acquisition of ANS.

        (p)   Future Reports to Stockholders.   If and to the extent required by applicable laws and regulations, the Company will furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending March 31, 2006), to make available to its stockholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail.

        (q)   Future Reports to the Representative.   Unless otherwise publicly available, for the lesser of (i) three years or (ii) so long as the Debentures are outstanding, the Company will furnish to the Representative at 9 West 57th Street, New York, NY 10022: Attention: Thomas Morrison: (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders’ equity and cash flows for the year then ended and the opinion thereon of the Company’s independent registered public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, the NASD or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its capital stock.

        (r)   Investment Limitation.   The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Debentures in such a manner as would require the Company or any of its subsidiaries to register as an investment company under the Investment Company Act.

        (s)   No Manipulation of Price.   The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Debentures; provided, however, that this paragraph shall not apply to any stabilization activities conducted by the Underwriters, who shall remain solely responsible for such activities.

        (t)   Lock-Up Agreements.   The Company will enforce all agreements between the Company and any of its security holders existing on the date hereof or entered into in connection with this Agreement that prohibit the sale, transfer, assignment, pledge or hypothecation of any of the Company’s securities. In addition, the Company will direct the transfer agent to place stop transfer restrictions upon any such securities of the Company that are bound by such “lock-up” agreements for the duration of the periods contemplated in such agreements.

        (u)   DTC.   The Company will cooperate with the Representative and use its best efforts to permit the Debentures to be eligible for clearance and settlement through The Depository Trust Company.

        SECTION 4.   Payment of Expenses.   The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Debentures (including all printing and engraving costs), (ii) all fees and expenses of the Trustee under the Indenture , (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Debentures to the Underwriters, (iv) all fees and expenses of the Company’s counsel, independent registered public accountants and other advisors, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), each Issuer Free Writing Prospectus, each preliminary prospectus and the Prospectus, and all amendments and supplements thereto, (vi) all filing fees, attorneys’ fees and expenses incurred by the Company or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Debentures for offer and sale under the state securities or blue sky laws, (vii) the fees and expenses associated with listing the Conversion Shares on the New York Stock Exchange, (viii) all transportation and other expenses incurred by the Company in connection with presentations to prospective purchasers of the Debentures and (ix) all other fees, costs and expenses referred to in Item 14 of Part II of the Registration Statement. Except as provided in this Section 4, Section 6, Section 8 and Section 9 hereof, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel.

        SECTION 5.   Conditions of the Obligations of the Underwriters.   The obligations of the several Underwriters to purchase and pay for the Debentures as provided herein on the Closing Date and, with respect to the Optional Debentures, any Subsequent Closing Date, shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 1 hereof as of the date hereof and as of the Closing Date as though then made and, with respect to the Optional Debentures, as of any Subsequent Closing Date as though then made, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the timely performance by the Company of its covenants and other obligations hereunder, and to each of the following additional conditions:

        (a)   Accountants’ Comfort Letters.   On the date hereof, the Representative shall have received from Ernst & Young LLP, independent registered public accountants for the Company and ANS, letters dated the date hereof addressed to the Underwriters, the form of which is attached as Exhibit A.

        (b)   Compliance with Registration Requirements; No Stop Order.   For the period from and after the date of this Agreement and prior to the Closing Date and, with respect to the Optional Debentures, any Subsequent Closing Date:

        (i)   the Company shall have filed the Prospectus with the Commission (including, if applicable, the information required by Rule 430A under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act; or the Company shall have filed a post-effective amendment to the Registration Statement containing the information required by such Rule 430A, if applicable, and such post-effective amendment shall have become effective; and the Company shall have filed with the Commission any Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act; and

        (ii)   no stop order suspending the effectiveness of the Registration Statement or of any post-effective amendment to the Registration Statement shall be in effect and no proceedings for such purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering shall have been instituted or threatened by the Commission.

        (c)   No Material Adverse Change or Ratings Agency Change.   For the period from and after the date of this Agreement and prior to the Closing Date and, with respect to the Optional Debentures, any Subsequent Closing Date:

(i) in the judgment of the Representative there shall not have occurred any Material Adverse Change;

(ii) there shall not have been any change or decrease specified in the letters referred to in paragraph (a) of this Section 5 which is, in the sole judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Debentures as contemplated by the Registration Statement and the Prospectus; and

(iii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities of the Company or any of its subsidiaries by any “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

        (d)   Opinion of Counsel for the Company.   On each of the Closing Date and any Subsequent Closing Date, the Representative shall have received the favorable opinion of Dorsey & Whitney LLP, counsel for the Company, dated such Closing Date, the form of which is attached as Exhibit B-1, and the favorable opinion of Kevin T. O’Malley, General Counsel of the Company, dated such Closing Date, the form of which is attached as Exhibit B-2.

        (e)   Opinion of Counsel for the Underwriters.   On each of the Closing Date and any Subsequent Closing Date, the Representative shall have received the favorable opinion of Davis Polk & Wardwell, counsel for the Underwriters, dated such Closing Date, in form and substance satisfactory to, and addressed to, the Representative, with respect to the issuance and sale of the Debentures, the Registration Statement, the Prospectus (together with any supplement thereto), the Disclosure Package and other related matters as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

        (f)   Officers’ Certificate.   On each of the Closing Date and any Subsequent Closing Date, the Representative shall have received a written certificate executed by the President or any Vice President of the Company and the Chief Financial Officer or Chief Accounting Officer of the Company, dated such Closing Date, to the effect that the signers of such certificate have reviewed the Registration Statement, the Prospectus and any amendment or supplement thereto, any Issuer Free Writing Prospectus and any amendment or supplement thereto and this Agreement, to the effect set forth in subsections (b)(ii) and (c)(iii) of this Section 5, and further to the effect that:

(i) for the period from and after the date of this Agreement and prior to such Closing Date, there has not occurred any Material Adverse Change;

(ii) the representations, warranties and covenants of the Company set forth in Section 1 of this Agreement are true and correct in all material respects on and as of the Closing Date with the same force and effect as though expressly made on and as of such Closing Date; and

(iii) the Company has complied in all material respects with all the agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date.

        (g)   Bring-down Comfort Letter.   On each of the Closing Date and any Subsequent Closing Date, the Representative shall have received from Ernst & Young LLP, independent registered public accountants for the Company and ANS, letters dated such date, in form and substance satisfactory to the Representative, to the effect that they reaffirm the statements made in the letters furnished by them pursuant to subsection (a) of this Section 5, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the Closing Date or Subsequent Closing Date, as the case may be.

        (h)   Lock-Up Agreement from Certain Securityholders of the Company.   On or prior to the date hereof, the Company shall have furnished to the Representative an agreement in the form of Exhibit C hereto from each of its directors and executive officers, and such agreement shall be in full force and effect on each of the Closing Date and any Subsequent Closing Date.

        (j)   Additional Documents.   On or before each of the Closing Date and any Subsequent Closing Date, the Representative and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Debentures as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

        If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representative by notice to the Company at any time on or prior to the Closing Date and, with respect to the Optional Debentures, at any time prior to the applicable Subsequent Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 6, Section 8 and Section 9 shall at all times be effective and shall survive such termination.

        SECTION 6.   Reimbursement of Underwriters’ Expenses.   If this Agreement is terminated by the Representative pursuant to Section 5 or Section 11, or if the sale to the Underwriters of the Debentures on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Representative and the other Underwriters (or such Underwriters as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Representative and the Underwriters in connection with the proposed purchase and the offering and sale of the Debentures, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

        SECTION 7.   Effectiveness of this Agreement.   This Agreement shall not become effective until the execution of this Agreement by the parties hereto.

        SECTION 8.   Indemnification.

        (a)   Indemnification of the Underwriters.   The Company agrees to indemnify and hold harmless each Underwriter, its directors, officers, employees and agents, and each person, if any, who controls any Underwriter within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter or such controlling person may become subject, insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A, Rule 430B or, if applicable, Rule 430C under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any Issuer Free Writing Prospectus, any preliminary prospectus, the Statutory Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact, necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and to reimburse each Underwriter, its officers, directors, employees, agents and each such controlling person for any and all expenses (including the fees and disbursements of counsel chosen by BAS) as such expenses are reasonably incurred by such Underwriter, or its officers, directors, employees and agents or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Representative expressly for use in the Registration Statement, any Issuer Free Writing Prospectus, any preliminary prospectus, the Statutory Prospectus or the Prospectus (or any amendment or supplement thereto). The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that the Company may otherwise have.

        (b)   Indemnification of the Company, its Directors and Officers.   Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such director, officer or controlling person may become subject, insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Issuer Free Writing Prospectus, any preliminary prospectus, the Statutory Prospectus or the Prospectus (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, and only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Issuer Free Writing Prospectus, any preliminary prospectus, the Statutory Prospectus or the Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by the Representative expressly for use therein; and to reimburse the Company, or any such director, officer or controlling person for any and all expenses (including the fees and disbursements of counsel) as such expenses are reasonably incurred by the Company, or any such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Company hereby acknowledges that the only information that the Underwriters have furnished to the Company expressly for use in the Registration Statement, any Issuer Free Writing Prospectus, any preliminary prospectus, the Statutory Prospectus or the Prospectus (or any amendment or supplement thereto) are the statements set forth in the table in the first paragraph and as the [eighth, ninth, tenth, eleventh and twelfth paragraphs] under the caption “Underwriting” in the Prospectus. The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that each Underwriter may otherwise have.

        (c)   Notifications and Other Indemnification Procedures.   Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure to so notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any liability other than the indemnification obligation provided in paragraph (a) or (b) above. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (other than local counsel), reasonably approved by the indemnifying party (or by BAS in the case of Section 9), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

        (d)   Settlements.   The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 8(c) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, an indemnifying party shall not be liable for any settlement effected without its consent if such indemnifying party (i) reimburses such indemnified party in accordance with such request to the extent it considers such request to be reasonable and (ii) provides written notice to the indemnified party substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

        SECTION 9.   Contribution.   If the indemnification provided for in Section 8 is for any reason unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Debentures pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Debentures pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Debentures pursuant to this Agreement (before deducting expenses) received by the Company, and the total underwriting discount received by the Underwriters, in each case as set forth on the front cover page of the Prospectus bear to the aggregate initial public offering price of the Debentures as set forth on such cover. The relative fault of the Company, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company, on the one hand, or the Underwriters, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

        The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 8(c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8(c) for purposes of indemnification.

        The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9.

        Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the underwriting commissions received by such Underwriter in connection with the Debentures underwritten by it and distributed to the public. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective underwriting commitments as set forth opposite their names in Schedule A. For purposes of this Section 9, each director, officer, employee and agent of an Underwriter and each person, if any, who controls an Underwriter within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Underwriter, and each director and each officer of the Company and each person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company.

        SECTION 10.   Default of One or More of the Several Underwriters.   If, on the Closing Date or a Subsequent Closing Date, as the case may be, any one or more of the several Underwriters shall fail or refuse to purchase Debentures that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Debentures which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed 10% of the aggregate principal amount of the Debentures to be purchased on such date, the other Underwriters shall be obligated, severally, in the proportions that the number of Firm Debentures set forth opposite their respective names on Schedule Abears to the aggregate principal amount of Firm Debentures set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the Representative with the consent of the non-

defaulting Underwriters, to purchase the Debentures which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the Closing Date or a Subsequent Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Debentures and the aggregate principal amount of Debentures with respect to which such default occurs exceeds 10% of the aggregate principal amount of Debentures to be purchased on such date, and arrangements satisfactory to the Representative and the Company for the purchase of such Debentures are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Section 4, Section 6, Section 8 and Section 9 shall at all times be effective and shall survive such termination. In any such case either the Representative or the Company shall have the right to postpone the Closing Date or a Subsequent Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

        As used in this Agreement, the term “Underwriter” shall be deemed to include any person substituted for a defaulting Underwriter under this Section 10. Any action taken under this Section 10 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

        SECTION 11.   Termination of this Agreement.   Prior to the Closing Date this Agreement may be terminated by the Representative by notice given to the Company if at any time (i) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission or by the New York Stock Exchange, or trading in securities generally on the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or the NASD; (ii) a general banking moratorium shall have been declared by federal or New York authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States has occurred; or (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of the Representative is material and adverse and makes it impracticable or inadvisable to market the Debentures in the manner and on the terms described in the Prospectus or to enforce contracts for the sale of securities. Any termination pursuant to this Section 11 shall be without liability on the part of (a) the Company to any Underwriter, except that the Company shall be obligated to reimburse the expenses of the Representative and the Underwriters pursuant to Sections 4 and 6 hereof or (b) any Underwriter to the Company.

        SECTION 12.   No Advisory or Fiduciary Responsibility.   The Company acknowledges and agrees that: (i) the purchase and sale of the Debentures pursuant to this Agreement, including the determination of the public offering price of the Debentures and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other hand, and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Company or its affiliates, stockholders, creditors or employees or any other party; (iii) no Underwriter has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Company with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) and no Underwriter has any obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement; (iv) the several Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and that the several Underwriters have no obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

        This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the several Underwriters, or any of them, with respect to the subject matter hereof.

        SECTION 13.   Representations and Indemnities to Survive Delivery.   The respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers and of the several Underwriters set forth in or made pursuant to this Agreement (i) will remain operative and in full force and effect, regardless of any (A) investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the officers or employees of any Underwriter, or the Company, the officers or employees of the Company or any person controlling the Company, as the case may be or (B) acceptance of the Debentures and payment for them hereunder and (ii) will survive delivery of and payment for the Debentures sold hereunder and any termination of this Agreement.

        SECTION 14.   Notices.   All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

        If  to the Representative:

Banc of America Securities LLC 9 West 57th Street New York, NY 10019 Facsimile: (212) 933-2217 Attention: Syndicate Department

with a copy to:

Banc of America Securities LLC 9 West 57th Street New York, New York 10019 Facsimile: [ ] Attention: [ ]

        If to the Company:

St. Jude Medical, Inc. One Lillehei Plaza St. Paul, Minnesota 55117 Facsimile: 651-481-7690 Attention: Corporate Secretary

        Any party hereto may change the address for receipt of communications by giving written notice to the others.

        SECTION 15.   Successors.   This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 10 hereof, and to the benefit of (i) the Company, its directors, any person who controls the Company within the meaning of the Securities Act and the Exchange Act and any officer of the Company (ii) the Underwriters, the officers, directors, employees and agents of the Underwriters, and each person, if any, who controls any Underwriter within the meaning of the Securities Act and the Exchange Act and (iii) the respective successors and assigns of any of the above, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term “successors and assigns” shall not include a purchaser of any of the Debentures from any of the several Underwriters merely because of such purchase.

        SECTION 16.   Partial Unenforceability.   The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

        SECTION 17.   Governing Law Provisions.   THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

        SECTION 18.   General Provisions.   This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

        Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 8 and the contribution provisions of Section 9, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Sections 8 and 9 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, any preliminary prospectus and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.

        If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours, ST. JUDE MEDICAL, INC.

By:
Name: Title:

        The foregoing Underwriting Agreement is hereby confirmed and accepted by the Representative as of the date first above written.

BANC OF AMERICA SECURITIES LLC
     Acting as Representative of the
     several Underwriters named in
     the attached Schedule A.

By:
Managing Director

SCHEDULE A

Underwriters	Aggregate Principal Amount of Firm Debentures to be Purchased
Banc of America Securities LLC	$
[ ]
[ ]
[ ]
[ ]
[ ]

Total	$

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SCHEDULE B

Schedule of Free Writing Prospectuses Included in the Disclosure Package

Statutory Prospectus dated December [    ], 2005

Final Term Sheet dated December [    ], 2005

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SCHEDULE C

Significant Subsidiaries

Pacesetter, Inc. (CRM)

St. Jude Medical S.C., Inc. (a/k/a “US Division”)

SJM Puerto Rico BV

Getz Japan

Advanced Neuromodulation Systems, Inc.

St. Jude Medical, Daig Division, Inc.

1

EXHIBIT A

Form of Accountants’ Comfort Letter

        (i)    we are independent accountants within the meaning of the Securities Act and the applicable rules and regulations adopted by the Commission thereunder;

        (ii)    we have performed an audit of the Company’s financial statements for the years indicated in their audit report and have performed a review of the unaudited interim financial information of the Company for the three-, six- and nine-month period ended March 31, 2005 and 204, June 30, 2005 and 2004 and September 30, 2005 and 2004 and as at March 31, June 30 and September 30, 2005, in accordance with Statement on Auditing Standards No. 100.

        (iii)    in our opinion the audited financial statements and financial statement schedules and pro forma financial statements included or incorporated by reference in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related rules and regulations adopted by the Commission;

        (iv)    on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; their limited review, in accordance with standards established under Statement on Auditing Standards No. 100, of the unaudited interim financial information for the three-, six- and nine-month period ended March 31, 2005 and 204, June 30, 2005 and 2004 and September 30, 2005 and 2004 and as at March 31, June 30 and September 30, 2005; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the shareholders, directors andaudit committees of the Company and the Subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to December 31, 2004, nothing came to our attention which caused us to believe that:

(A) any unaudited financial statements included or incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with applicable accounting requirements of the Securities Act and with the related rules and regulations adopted by the Commission with respect to registration statements on Form S-3; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement and the Prospectus;

A-1

(B) with respect to the period subsequent to September 30, 2005, there were any changes, at a specified date not more than five days prior to the date of the letter, in the long-term debt of the Company and its subsidiaries or capital stock of the Company or decreases in the shareholders’ equity of the Company as compared with the amounts shown on the September 30, 2005 consolidated balance sheet included in the Registration Statement and the Prospectus, or for the period from October 1, 2005 to such specified date there were any decreases, as compared with the corresponding period in the preceding year in operating profit or earnings before income taxes or in total or per share amounts of net earnings of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representative;

(C) the information included in the Registration Statement and Prospectus in response to Regulation S-K, Item 301 (Selected Financial Data), Item 302 (Supplementary Financial Information) and Item 402 (Executive Compensation) is not in conformity with the applicable disclosure requirements of Regulation S-K;

        (v)    we have performed certain other specified procedures as a result of which we determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Prospectus agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation; and

        (vi)    on the basis of a reading of the unaudited pro forma combined financial statements included in the Registration Statement and the Prospectus (the “pro forma financial statements”); carrying out certain specified procedures; inquiries of certain officials of the Company and Advanced Neuromodulation Systems, Inc. who have responsibility for financial and accounting matters; and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to our attention which caused us to believe that the pro forma financial statements do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

A-2

EXHIBIT B-1

Form of Opinion of Dorsey & Whitney LLP, Counsel for the Company

        References to the Prospectus in this Exhibit B-1 include any supplements thereto at the Closing Date.

        (i)    The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Minnesota.

        (ii)    The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Statutory Prospectus and the Prospectus and to enter into and perform its obligations under the Underwriting Agreement.

        (iii)    The Company’s authorized equity capitalization is as set forth in the Statutory Prospectus and the Prospectus. The authorized, issued and outstanding capital stock of the Company (including the Common Stock) conform to the descriptions thereof set forth in the Prospectus under the caption “Description of Capital Stock.”

        (iv)    The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

        (v)    The Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery of the Indenture by the Trustee, will constitute a legally valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors’ or by general equitable principles; the Indenture has been duly qualified under the Trust Indenture Act; and the Indenture conforms in all material respects to the description thereof contained in the Prospectus.

        (vi)    The Debentures have been duly authorized by the Company; when the Debentures are executed, authenticated and issued in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement on the Closing Date or any Subsequent Closing Date, as the case may be (assuming due authentication of the Debentures by the Trustee), such Debentures will constitute legally valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles; and the Debentures will conform in all material respects to the description thereof contained in the Prospectus.

        (vii)    The Registration Statement is an “automatic shelf registration statement” as defined under Rule 405 of the Securities Act that has been filed with the Commission not earlier than three years prior to the date of the Underwriting Agreement. To the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement, if any,

B-1-1

has been issued under the Securities Act, no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by the Company and no proceedings for such purpose or pursuant to Section 8A of the Securities Act have been instituted or are pending or are contemplated or threatened by the Commission.

        (viii)    The Registration Statement, the Prospectus, the Statutory Prospectus and each amendment or supplement to the Registration Statement, the Prospectus and the Statutory Prospectus, as of their respective effective or issue dates (other than the financial statements and supporting schedules included or incorporated by reference therein or in exhibits to or excluded from the Registration Statement, as to which no opinion need be rendered) comply as to form in all material respects with the applicable requirements of the Securities Act.

        (ix)    The Conversion Shares initially issuable upon conversion of the Debentures have been duly authorized and reserved and, when issued upon conversion of the Debentures in accordance with the terms of the Debentures, will be validly issued, fully paid and non-assessable.

        (x)    Each document filed pursuant to the Exchange Act (other than the financial statements and supporting schedules included or incorporated by reference therein, as to which no opinion need be rendered) and incorporated or deemed to be incorporated by reference in the Prospectus complied when so filed as to form in all material respects with the Exchange Act.

        (xi)    The statements in the Prospectus and in the Statutory Prospectus under the captions “Description of Capital Stock” and “Material U.S. Federal Income Tax Considerations”, insofar as such statements constitute matters of law, summaries of legal matters or legal proceedings, or legal conclusions, have been reviewed by such counsel and fairly present and summarize, in all material respects, the matters referred to therein.

        (xii)    No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental authority or agency, is required for the Company’s execution, delivery and performance of the Underwriting Agreement and consummation of the transactions contemplated thereby and by the Prospectus, except as required under the Securities Act, applicable state securities or blue sky laws and from the NASD.

        (xiii)    The execution and delivery of the Underwriting Agreement by the Company and the performance by the Company of its obligations thereunder (other than performance by the Company of its obligations under the indemnification section of the Underwriting Agreement, as to which no opinion need be rendered) (i) have been duly authorized by all necessary corporate action on the part of the Company; (ii) will not result in any violation of the provisions of the charter or by-laws of the Company; (iii) will not constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, the Company’s 1.02% Yen-denominated notes due 2010 or the related indenture, the Multi-Year $400 million Credit Agreement, dated as of September 28, 2004, with a consortium of lenders and the Multi-Year $350 million Credit Agreement, dated as of September 11, 2003, with a consortium of lenders; or (iv) will not result in any violation of any statute, law, rule or regulation, or any judgment, order

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or decree known to such counsel, applicable to the Company of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties.

        (xiv)    The Company is not, and after receipt of payment for the Debentures and the application of the proceeds thereof as contemplated under the caption “Use of Proceeds” in the Prospectus will not be, required to register as an “investment company” within the meaning of the Investment Company Act.

        In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, representatives of the independent registered public accountants for the Company and representatives of the Underwriters at which the contents of the Registration Statement and the Prospectus, and any supplements or amendments thereto, and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus including the documents incorporated by reference therein (other than as specified above), and any supplements or amendments thereto, on the basis of the foregoing, nothing has come to their attention which would lead them to believe that (i) either the Registration Statement or any amendments thereto, at the time the Registration Statement or such amendments became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; (ii) the Prospectus, as of its date or at the Closing Date or any Subsequent Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) the documents specified in Schedule I, consisting of those included in the Disclosure Package, as of the Initial Sale Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading (it being understood that such counsel need express no belief as to the Form T-1 or the financial statements or schedules or other financial data derived therefrom, included or incorporated by reference in the Registration Statement, the Prospectus, the Disclosure Package or any amendments or supplements thereto).

        In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the General Corporation Law of the State of Delaware, the New York Corporation Law or the federal law of the United States, to the extent they deem proper and specified in such opinion, upon the opinion (which shall be dated the Closing Date or any Subsequent Closing Date, as the case may be, shall be satisfactory in form and substance to the Underwriters, shall expressly state that the Underwriters may rely on such opinion as if it were addressed to them and shall be furnished to the Representative) of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters; provided, however, that such counsel shall further state that they believe that they and the Underwriters are justified in relying upon such opinion of other counsel, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

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EXHIBIT B-2

Form of Opinion of General Counsel of the Company

        References to the Prospectus in this Exhibit B-2 include any supplements thereto at the Closing Date.

        (i)    Each significant subsidiary of the Company (as defined in Rule 405 under the Securities Act) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, or lease, as the case may be, and to operate its properties and to conduct its business as described in the Statutory Prospectus and the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, have a Material Adverse Effect.

        (ii)    The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, have a Material Adverse Effect.

        (iii)    All of the issued and outstanding capital stock of each such significant subsidiary of the Company has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or, to the best knowledge of such counsel, any pending or threatened claim.

        (iv)    All of the outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable.

        (v)    No stockholder of the Company or any other person has any preemptive right, right of first refusal or other similar right to subscribe for or purchase securities of the Company arising (a) by operation of the charter or by-laws of the Company or the Minnesota Business Corporation Act or (b) to the best knowledge of such counsel, otherwise.

        (vi)    The issuance of the Conversion Shares will not be subject to any preemptive or similar rights arising (a) by operation of the charter or by-laws of the Company or the Minnesota Business Corporation Act or (b) to the best knowledge of such counsel, otherwise.

        (vii)    The statements in the Forms 10-Q for the quarterly periods ended March 31, June 30 and September 30, 2005 under the caption “Item 1: Legal Proceedings,” and in the Form 10-K for the year ended December 31, 2004 under the caption “Item 3: Legal Proceedings,” insofar as such statements constitute matters of law, summaries of legal matters or legal proceedings, or

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legal conclusions, have been reviewed by such counsel and fairly present and summarize, in all material respects, the matters referred to therein.

        (viii)    To the best knowledge of such counsel, there are no legal or governmental actions, suits or proceedings pending or threatened which are required to be disclosed in the Registration Statement, other than those disclosed therein.

        (ix)    The execution and delivery of the Underwriting Agreement by the Company and the performance by the Company of its obligations thereunder (other than performance by the Company of its obligations under the indemnification section of the Underwriting Agreement, as to which no opinion need be rendered) (a) will not result in any violation of the provisions of the charter or by-laws of any Significant Subsidiary of the Company; (b) will not constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of Significant Subsidiary of the Company pursuant to, (A) the Company’s 1.02% Yen-denominated notes due 2010 or the related indenture, the Multi-Year $400 million Credit Agreement, dated as of September 28, 2004, with a consortium of lenders and the Multi-Year $350 million Credit Agreement, dated as of September 11, 2003, with a consortium of lenders or (B) any other Existing Instrument; or (c) will not result in any violation of any statute, law, rule or regulation or any judgment, order or decree known to such counsel, applicable to any Significant Subsidiary of the Company of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over any Significant Subsidiary of the Company or any of its properties, except with respect to clauses (b) and (c) only, such breaches, defaults, liens, charges, encumbrances or violations that would not result in a Material Adverse Effect.

        (x)    Except as disclosed in the Prospectus, to the best knowledge of such counsel, there are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by the Underwriting Agreement, except for such rights as have been duly waived.

        (xi)    To the best knowledge of such counsel, neither the Company nor any Significant Subsidiary (A) is in violation of (i) its charter or by-laws or (ii) any statute, law, rule, judgment, regulation, order or decree applicable to the Company or any of its Significant Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its Significant Subsidiaries or any of its or their properties or (B) is in Default in the performance or observance of any obligation, agreement, covenant or condition contained in any Existing Instrument, except with respect to clauses A(ii) and (B) only, for such violations or Defaults as would not, individually or in the aggregate, have a Material Adverse Effect.

        (xii)    The Company and each Significant Subsidiary possess such valid and current licenses, certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, except where the failure to possess such licenses, certificates, authorizations or permits would not have a Material Adverse Effect, and neither the Company nor any Significant Subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such

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license, certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could have a Material Adverse Effect.

        In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, representatives of the independent registered public accountants for the Company and representatives of the Underwriters at which the contents of the Registration Statement and the Prospectus, and any supplements or amendments thereto, and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus including the documents incorporated by reference therein (other than as specified above), and any supplements or amendments thereto, on the basis of the foregoing, nothing has come to their attention which would lead them to believe that (i) either the Registration Statement or any amendments thereto, at the time the Registration Statement or such amendments became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; (ii) the Prospectus, as of its date or at the Closing Date or any Subsequent Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) the documents specified in Schedule I, consisting of those included in the Disclosure Package, as of the Initial Sale Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading (it being understood that such counsel need express no belief as to the financial statements or schedules or other financial data derived therefrom, included or incorporated by reference in the Registration Statement, the Prospectus, the Disclosure Package or any amendments or supplements thereto).

        In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the General Corporation Law of the State of Delaware, the New York Corporation Law or the federal law of the United States, to the extent they deem proper and specified in such opinion, upon the opinion (which shall be dated the Closing Date or any Subsequent Closing Date, as the case may be, shall be satisfactory in form and substance to the Underwriters, shall expressly state that the Underwriters may rely on such opinion as if it were addressed to them and shall be furnished to the Representative) of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters; provided, however, that such counsel shall further state that they believe that they and the Underwriters are justified in relying upon such opinion of other counsel, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

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EXHIBIT C

December    , 2005

Banc of America Securities LLC
     As Representative of the Several Underwriters
c/o Banc of America Securities LLC
9 West 57th Street
New York, NY 10019
Re:     St. Jude Medical, Inc. (the “Company”)
Ladies and Gentlemen:

        The undersigned is an owner of record or beneficially of certain shares of common stock, $0.10 par value, of the Company (“Common Stock”) or securities convertible into or exchangeable or exercisable for Common Stock. The Company proposes to carry out a public offering of Convertible Senior Debentures due 2035, which will be convertible into cash and, in certain circumstances, Common Stock (the “Offering”) for which you will act as the representative of the underwriters. The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company. The undersigned acknowledges that you and the other underwriters are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Offering and in entering into underwriting arrangements with the Company with respect to the Offering.

        In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not (and will cause any spouse or immediate family member of the spouse or the undersigned living in the undersigned’s household not to), without the prior written consent of Banc of America Securities LLC (“BAS”) (which consent may be withheld in its sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open “put equivalent position” or liquidate or decrease a “call equivalent position” within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended, or otherwise dispose of, transfer or hedge (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition of), or file (or participate in the filing of) a registration statement (other than a registration statement on Form S-8) with the Securities and Exchange Commission in respect of, any shares of Common Stock, options or warrants to acquire shares of Common Stock, or securities exchangeable or exercisable for or convertible into shares of Common Stock currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned (or such spouse or family member), or publicly announce an intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on January 31, 2006 (the “Lock-Up Period”). The foregoing sentence shall not apply to: (a) bona fide gifts to charities not in excess of an aggregate of 500 shares of Common Stock for all such gifts by the undersigned, (b) other bona fide gifts, provided that the recipient thereof agrees in writing with you to be bound by the terms of this agreement, (c) dispositions to any trust for the direct or indirect benefit of the undersigned and/or immediate family members of the undersigned, provided that such trust agrees in writing with you to be bound by the terms of this agreement, (d) sales of Common Stock (whether in connection with

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the exercise of stock options or otherwise) pursuant to a Rule 10b5-1 selling plan entered into by the undersigned prior to the date hereof, or (e) the exercise of stock options granted to the undersigned pursuant to the Company’s stock plans prior to the date hereof, provided that such exercise does not involve the sale of any shares of Common Stock in the open market other than pursuant to a Rule 10b5-1 selling plan entered into by the undersigned prior to the date hereof. In addition, the undersigned agrees that, without the prior written consent of BAS, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. With respect to the Offering only, the undersigned waives any registration rights relating to registration under the Securities Act of 1933, as amended, of any Common Stock owned either of record or beneficially by the undersigned, including any rights to receive notice of the Offering.

        The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock held by the undersigned except in compliance with the foregoing restrictions.

        This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representative, and assigns of the undersigned. This agreement shall be terminated and the undersigned shall be released from its obligations hereunder if: (a) the Company notifies you in writing that it does not intend to proceed with the Offering, (b) the registration statement filed with the Securities and Exchange Commission with respect to the Offering is withdrawn, or (c) for any reason, the Underwriting Agreement between you and the Company relating to the Offering is terminated prior to the Closing Date (as defined in said Underwriting Agreement).

By:
Signature

Printed Name of Holder

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